SECURITIES PURCHASE

AGREEMENT

Dated as of November 6, 2007

among

MEDICAL DISCOVERIES, INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT this (“Agreement”), dated as of November 6, 2007, by and among Medical Discoveries, Inc., a Utah corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (each, a “Purchaser” and collectively, the “Purchasers”), for the sale by the Company, and the purchase by Purchasers, of shares of the Company’s Series B Convertible Preferred Stock, no par value per share (the “Series B Preferred Stock”). The Company and the Purchasers are collectively referred to herein as the “Parties.”

The Parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Series B Preferred Stock

Section 1.1  Purchase and Sale of Series B Preferred Stock. Upon the following terms and conditions, the Company hereby agrees to issue and sell to the Purchasers, and each Purchaser, severally but not jointly, hereby agrees to purchase from the Company that number of shares of Series B Preferred Stock set forth opposite such Purchaser’s name on Exhibit A hereto (the “Preferred Shares”), for the purchase price (the “Purchase Price”) set forth opposite such Purchaser’s name on Exhibit A. Each share of Series B Preferred Stock shall have a stated price of $100 per share, shall be convertible into shares of Common Stock of the Company at an initial conversion price equal to eleven cents ($0.11) per share, and shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation, Preferences and Rights of the Series B Convertible Preferred Stock (the “Certificate of Designation”), the form of which is attached hereto as Exhibit B. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

Section 1.2  Tranches. The purchase of the Preferred Shares shall be effected in two tranches. The Company hereby agrees to issue and sell to the Purchasers, and the Purchasers, severally but not jointly, hereby agree to purchase the number of shares of Series B Preferred Stock set forth opposite their respective names on Exhibit A as follows:

(a)  At the Closing (as defined below), the Company shall issue and sell to the Purchasers, and each Purchaser shall acquire from the Company, that number of Preferred Shares representing fifty percent (50%) of the number of shares of Series B Preferred Stock set forth opposite such Purchaser’s name on Exhibit A (the “First Tranche”), and each Purchaser shall pay the Company fifty percent (50%) of the Purchase Price set forth opposite such Purchaser’s name on Exhibit A; and

(b)  On or before November 23, 2007, the Company shall issue and sell to each Purchaser, and each Purchaser shall acquire from the Company, the remaining shares of Series B Preferred Stock set forth opposite such Purchaser’s name on Exhibit A that were not sold to the Purchaser at the Closing (the “Second Tranche”), and each Purchaser shall pay the Company for such shares the balance of the Purchase Price set forth opposite such Purchaser’s name on Exhibit A.

The Purchase Price payable by each Purchaser at each of the First Tranche and Second Tranche shall be payable to the Company in cash, in the lawful currency of the United States of America, made by bank wire transfer, and paid from readily available funds of each Purchaser.

Section 1.3  Closing. The closing of the purchase and sale of the Series B Preferred Stock to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of the Company located at 6033 W. Century Blvd, Suite 1090, Los Angeles, CA 90045, (the “Closing”) at 10:00 a.m., Pacific Time (i) on or before November 9, 2007; provided, however, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (the “Closing Date”).

Section 1.4  Reserved Shares of Common Stock. The Company covenants to authorize, reserve and continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Shares. Any shares of Common Stock issuable upon the conversion of the Preferred Shares (and such shares when issued) are herein referred to as the “Conversion Shares.” The Preferred Shares and the Conversion Shares are sometimes collectively referred to herein as the “Securities.”

ARTICLE II

Representations and Warranties

Section 2.1  Representations and Warranties of the Company. In order to induce the Purchasers to enter into this Agreement and to purchase the Preferred Shares, the Company hereby makes the following representations and warranties to the Purchasers:

(a)  Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(g) hereto, the Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity. The Company and each such Subsidiary is duly qualified as a foreign corporation to do business, and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries, taken as a whole, and which is material to such entity or other entities controlling or controlled by such entity or which is likely to materially hinder the performance by the Company of its material obligations hereunder.

(b)  Authorization; Enforcement. As of the Closing Date, the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of a number of shares of Series B Preferred Stock sufficient to meet its obligations hereunder (up to a maximum of 13,000 Preferred Shares). The Company has the requisite corporate power and authority to enter into and perform this Agreement and any other agreement contemplated hereby, and to issue and sell the Preferred Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)  Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of November 6, 2007 are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Company’s Common Stock and any other securities of the Company have been duly and validly authorized. Except as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other securities of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Amended and Restated Articles of Incorporation, as amended and in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Amended Bylaws as in effect on the date hereof (the “Bylaws”).

(d)  Issuance of Securities. The Preferred Shares to be issued as contemplated herein have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Preferred Shares shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder set forth in the Certificate of Designation. When the Conversion Shares are issued upon the conversion the Preferred Shares in accordance with the Certificate of Designation, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)  No Conflicts. Except as set forth in Schedule 2.1(e) hereto, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not (i) violate any provision of the Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Preferred Shares or the Conversion Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the “SEC”) and/or the any exchange on which the Company’s securities are traded prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing).

(f)  SEC Documents. The Company’s Common Stock is registered pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and except as disclosed on Schedule 2.1(f) hereto, the Company has filed all Form 10-KSBs and Form 10-QSBs required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (collectively, the “SEC Documents”).

(g)  Subsidiaries. Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.

(h)  No Undisclosed Events or Circumstances. Since October 31, 2007, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires, or will require, public disclosure or announcement by the Company but which has not yet been so publicly announced or disclosed.

(i)  Litigation. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto. Except as set forth on Schedule 2.1(i) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or any Subsidiary in their capacities as such, which individually, or in the aggregate, would have a Material Adverse Effect.

(j)  Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the SEC Documents or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(k)  Taxes. Except as set forth on Schedule 2.1(k) hereto, the Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency that could reasonably be expected to have a Material Adverse Effect.

(l)  Material Agreements. Except for that certain Service Agreement, dated as of October 15, 2007, between the Company and Corporativo LODEMO S.A DE CV (the “LODEMO Agreement”), the Company has filed with the SEC all written contracts, instruments, agreements, commitments, or obligations entered into by the Company or any Subsidiary since July 1, 2007. The Company and each of its Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under all such agreements, have received no notice of default and, to the best of the Company’s knowledge, are not in default under any such agreements now in effect, the result of which could cause a Material Adverse Effect.

(m)  Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares and the Conversion Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Preferred Shares.

Section 2.2  Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to himself/itself and not with respect to any other Purchaser:

(a)  Organization and Standing of the Purchasers. If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)  Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other action, if applicable, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser. This Agreement constitutes the valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)  Acquisition for Investment. Such Purchaser is purchasing the Preferred Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with the distribution thereof. Such Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity. Such Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of its investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(d)  Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the SEC, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(e)  General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Such Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)  Delinquent SEC Documents; Access to Information. Such Purchaser expressly acknowledges that the Company has disclosed, and it is aware of the Company’s delinquency in filing certain reports required to be filed by the Company pursuant to the reporting requirements of the Exchange Act (including, without limitation, the disclosures made under Schedule 2.1(f) hereto) (all such delinquent reports, the “Delinquent SEC Filings”). Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information and documents from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser. Notwithstanding the Delinquent SEC Filings, such Purchaser desires to invest in the Company, execute this Agreement and perform the transactions contemplated hereby.

(g)  No General Solicitation. Such Purchaser acknowledges that the Preferred Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h)  Accredited Investor. Such Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

ARTICLE III

Covenants

The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

Section 3.1  Securities Compliance. The Company shall notify the SEC, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

Section 3.2  Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a Material Adverse Effect.

Section 3.3  Reporting Requirements. The Company covenants that it shall use its commercially best efforts to file the Delinquent SEC Filings as promptly as possible and, thereafter, that it shall file, or cause to be filed, in a timely manner as and when due, all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act or the Securities Act, as applicable.

Section 3.4  Reservation of Shares. The Company covenants that it shall use its commercial best efforts to amend its Articles of Incorporation by no later than June 1, 2008 to increase its number of authorized shares of Common Stock to a number sufficient to enable the issuance, on a fully diluted basis, of the maximum number of shares of Common Stock upon the conversion of all Preferred Shares.

Section 3.5  Delivery of Share Certificates. At Closing or as soon thereafter as reasonably possible (but in any event no later than three Business Days immediately following the Closing Date), the Company shall deliver to each Purchaser certificates representing the Preferred Shares (in such denominations as each Purchaser may request) acquired by such Purchaser hereunder.

Section 3.6  Short Sales and Confidentiality. From the date hereof until the Closing, each Purchaser, severally and not jointly with the other Purchasers, covenants that it has not, nor will it execute any Short Sales (or enter into any other similar hedging transaction with respect to) of the Preferred Shares or shares of the Company’s Common Stock issuable upon the conversion thereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this Agreement and the transactions contemplated hereby.   For purposes of this Section 3.6, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

ARTICLE IV

Conditions

Section 4.1  Conditions Precedent to the Obligation of the Company to Close and to Sell the Preferred Shares. The obligation hereunder of the Company to close and issue and sell the Preferred Shares to the Purchasers as contemplated in this Agreement is subject to the satisfaction or waiver, prior to the Closing, of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)  Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)  Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)  Delivery of Purchase Price. The Purchase Price for the Preferred Shares shall have been delivered to the Company as contemplated in Section 1.2 of this Agreement.

(e)  No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)  Filing of Certificate of Designation. The Certificate of Designation shall have been filed with the office of the Secretary of State of the State of Utah.

Section 4.2  Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Preferred Shares. The obligation hereunder of the Purchasers to purchase the Preferred Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, prior to the Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)  Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(c)  No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(d)  Filing of Certificate of Designation. The Certificate of Designation shall have been filed with the office of the Secretary of State of the State of Utah.

(e)  Opinion of Counsel. The Purchasers shall have received an opinion of counsel to the Company, dated the Closing Date, in the form of Exhibit C hereto.

(f)  Resolutions. The Board of Directors of the Company shall have adopted resolutions authorizing the issuance of the Preferred Shares to the Purchasers (the “Resolutions”).

(g)  Officer’s Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Articles of Incorporation and the Bylaws, each as in effect at the Closing, and (iii) confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date.

ARTICLE V

Certificate Legend

Section 5.1  Legend. Each certificate representing the Preferred Shares and the Conversion Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL DISCOVERIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

ARTICLE VI

Termination

Section 6.1  Termination by Mutual Consent. This Agreement may be terminated as follows:

(a)  At any time prior to the Closing Date by the mutual written consent of the Company and the Purchasers; or

(b)  By either the Company or the Purchasers if the Closing does not occur on or before November 16, 2007.

Section 6.2  Effect of Termination. In the event of termination by the Company or the Purchasers, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by any party. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section 6.2 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or such Purchaser to compel specific performance by the other party of its obligations under this Agreement.

ARTICLE VII

Miscellaneous

Section 7.1  Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 7.2  Specific Enforcement; Consent to Jurisdiction.

(a)  The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)  The Company and each Purchaser (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court sitting in the Central District of California and the courts of the State of California located in the City of Los Angeles for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Preferred Shares or this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 7.3  Entire Agreement; Amendment. This Agreement and the Certificate of Designation contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Certificate of Designation, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority in interest of the then-outstanding Preferred Shares. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the parties to this Agreement or holders of Preferred Shares, as the case may be.

Section 7.4  Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:	Medical Discoveries, Inc.
6033 W. Century Blvd. Suite 1090
Los Angeles, California 90045
Attention: Richard Palmer, President & COO

with copies (which copies shall not constitute notice to the Company) to:	Troy & Gould Professional Corporation
1801 Century Park East, 16th Floor
Los Angeles, California 90067-2367
Attention: Istvan Benko, Esq.
Telecopier: (310) 789-1426
Telephone: (310) 789-1226

If to any Purchaser:	At the address of such Purchaser set forth on the signature page of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5  Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6  Captions; Interpretation. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. The interpretation of this Agreement shall not be affected by the party who drafted this Agreement, and all parties waive any statute, legal decision, or common law principle that would require interpretation of any ambiguities in this Agreement against the party that drafted this Agreement.

Section 7.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. The Purchasers may not assign the Preferred Shares, their rights under this Agreement and any other rights hereto without the prior written consent of the Company.

Section 7.8  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.9  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, and the United States of America without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.10  Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 7.11  Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

Section 7.12  Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.13  Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 8.15  Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

MEDICAL DISCOVERIES, INC.

Date:	By:
Name: Richard Palmer
Title: President & COO

[Signatures of Purchasers to follow on next pages.]

PURCHASER:

By:

Name:

Address: